American Beacon Zebra Small Cap Equity Fund

Supplement dated May 3, 2021 to the

Prospectus dated December 29, 2020, as previously amended or supplemented

Effective immediately, the following change is made to the American Beacon Zebra Small Cap Equity Fund’s Prospectus:

A.	On page 43 of the Prospectus, under the heading “Fund Management – The Sub-Advisors,” the first paragraph related to Zebra Capital Management, LLC is deleted and replaced with the following:

ZEBRA CAPITAL MANAGEMENT, LLC (‘‘Zebra’’), 2187 Atlantic Street, 4th Floor, Stamford, CT 06902, is an asset manager specializing in managing both fundamentally based and quantitatively-driven equity strategies through a range of fund vehicles. Zebra was founded in 2001 and had approximately $94.0 million of assets under management and $2.5 billion of assets under advisement as of October 31, 2020. Zebra serves as sub-advisor to the American Beacon Zebra Small Cap Equity Fund.

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